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Filed pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated December 10, 2014
to
Prospectus dated April 30, 2014

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 36 of the Prospectus before you decide to invest in our common shares.

 Decrease in Public Offering Price

        On December 9, 2014, we decreased our public offering price from $10.50 per share to $10.30 per share. This decrease in the public offering price was effective as of our December 10, 2014 weekly closing and first applied to subscriptions received from December 3, 2014 through December 9, 2014. In accordance with our share pricing policy, our board of trustees determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.

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Decrease in Public Offering Price